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                       FRANK RUSSELL INVESTMENT COMPANY


                      SUPPLEMENT DATED NOVEMBER 9, 1995
                    TO STATEMENT OF ADDITIONAL INFORMATION
                       (DATED APRIL 1, 1995 AS REVISED
                        APRIL 28 AND AUGUST 11, 1995)


Frank Russell Investment Company makes the following change to its Statement of Additional Information.

Under the Section "Trustees and Officers," the following biography of Mark E. Swanson will replace the biography of Margaret L. Barclay.

Mark E. Swanson -- Fund Treasurer and Chief Accounting Officer -- Assistant Secretary of the Seven Seas Series Fund; Manager, Tax, Trust, and Global Funds Administration Finance for Frank Russell Investment Management Company and Frank Russell Trust Company.